UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a‑101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a‑12
THE DAVEY TREE EXPERT COMPANY
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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The Davey Tree Expert Company 1500 North Mantua Street Kent, Ohio 44240 330.673.9511

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Shareholders to Be Held on May 16, 2017

April 6, 2017

Dear Davey Shareholder:

As a Davey shareholder of record and/or a beneficial owner of shares in The Davey 401KSOP and ESOP, you are entitled to vote your shares at our Annual Meeting of Shareholders. In order to make these documents available to you faster and more efficiently, as well as to reduce costs, we are again using the modified notice process. This letter presents an overview of the materials available to you on the Internet and explains the process.

Please note that this letter is not a ballot. You cannot use this letter to vote your shares. On or about April 17, 2017, shareholders of record will be mailed a white proxy card and beneficial owners in The Davey 401KSOP and ESOP will be mailed a green proxy card. Proxy cards are also available by Internet as described below; however, you cannot vote online.

You may view and print the proxy materials, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, the 2016 Annual Report, Proxy Statement and blank proxy card, online at www.davey.com at any time before the Annual Meeting of Shareholders. Your proxy card, along with our 2016 Annual Report and another copy of this letter, will be mailed to you on or about April 17, 2017. When you receive your proxy card, we ask you to cast your vote and sign, date and return the proxy card in the postage-paid envelope provided. You may also vote by printing and completing a blank proxy card from our website.
HOW TO ACCESS PROXY MATERIALS
We encourage you to access and review all of the important information contained in the proxy materials before voting. You may access or receive proxy materials in the following manner:

1.	VIEW and PRINT the following proxy materials at any time beginning on April 6, 2017 and through the date of the Annual Meeting of Shareholders by Internet access:

•	Notice of 2017 Annual Meeting of Shareholders and Proxy Statement

•	2016 Annual Report

•	Annual Report on Form 10-K for the fiscal year ended December 31, 2016

•	White Proxy Card for Shareholders of Record

•	Green Proxy Card for Beneficial Owners in The Davey 401KSOP and ESOP

TO VIEW AND PRINT BY INTERNET ACCESS: Go to www.davey.com. Click the tab at the bottom of the page “Corporate Information” and then click on the "SEC Filings" link. This will take you directly to a menu of forms that you can view and/or print.

2.	To request and receive a PAPER or EMAIL copy:
A hard copy of our 2016 Annual Report (excluding our 2016 Form 10-K) will be mailed to you along with your individual proxy card. All proxy materials are available on the Internet; however, if you prefer to receive a paper or email copy of the Proxy Statement and 2016 Form 10-K for the upcoming and future shareholders meetings, you must request that these materials be sent to you. There is no charge for requesting a copy; however, no paper or email copy will be sent unless you submit the request. Please choose one of the following methods:

•	By TELEPHONE: 1.800.447.1667, Ext. 1030

•	By EMAIL: sendproxy@davey.com

Please submit the request as instructed above on or before May 6, 2017 to facilitate timely delivery.

CAST YOUR VOTE
You will be asked to vote on the following matters, which are detailed in the Proxy Statement:

1.
Elect three directors to the class to serve for a three-year term of office expiring at the Company’s 2020 Annual Meeting of Shareholders. The nominees for the Board of Directors are: Patrick M. Covey, J. Dawson Cunningham and Sandra W. Harbrecht.

2.	Amend the 2003 Amended Articles of Incorporation (the “Articles”) with respect to the Company’s right of first refusal.

3.	Amend the Articles with respect to the Company’s exercise of its right of first refusal upon the death of a shareholder.

4.	Amend the Articles to grant the Company a right to repurchase common shares.

5.	Amend the 1987 Amended and Restated Regulations (the “Regulations”) with respect to the time of annual and special meetings of shareholders.

6.	Amend the Regulations with respect to the notice of special meetings of the Board of Directors.

7.	Amend the Regulations to clarify and separate the roles of certain officers of the Company.

8.	Amend the Regulations with respect to the record date of annual meetings of shareholders.

9.	Amend the Regulations to permit the issuance of uncertificated shares.

10.	Amend the Regulations to allow the Board of Directors to amend the Regulations to the extent permitted by Ohio law.

11.	Approve, on an advisory, nonbinding basis, the compensation of the named executive officers, as described in the Proxy Statement.

12.	Approve, on an advisory, nonbinding basis, the frequency of the shareholder votes to approve the compensation of the named executive officers.

The Board of Directors recommends that you vote to elect the nominees listed on Proposal 1, vote “For” Proposals 2 through 11 and vote for “Every Three Years” on Proposal 12.

When you receive your proxy card in the mail, please sign, date and return your proxy card in the postage-paid envelope provided. If you prefer to vote by printing a blank proxy card from our website (see “How to Access Proxy Materials” in this letter), you must enter the control number printed on the initial April 6, 2017 letter. Please sign, date and mail the printed card to us at the following address:

The Davey Tree Expert Company
Attn: Proxy
1500 North Mantua Street
PO Box 5193
Kent, OH 44240-5193

NOTE: Cards received without a control number and/or signature will not be voted.
DIRECTIONS / ATTENDANCE / VOTING IN PERSON
You are encouraged to attend the Annual Meeting of Shareholders which will be held on May 16, 2017 at 5:00 p.m. EST at the Davey Institute building, The Davey Tree Expert Company, 1500 North Mantua Street, Kent, Ohio 44240.

If you need directions to the Annual Meeting of Shareholders, please contact the Corporate Office at 1.800.447.1667, ext. 8340. If you attend the Annual Meeting of Shareholders, you will have the opportunity to vote in person by ballot. If you previously submitted your vote by returning your proxy card, you may revoke your proxy and vote in person.

We thank you for your attention and ask that you contact us with any questions.

Sincerely,

/s/ Joseph R. Paul
Joseph R. Paul
Secretary

***Exercise Your Right to Vote***